Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Walter D. Bay and Douglas K. Howell his true and lawful attorneys-in-fact and agents, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2007 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 1st day of February, 2008.

/s/ WILLIAM L. BAX
William L. Bax

Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Walter D. Bay and Douglas K. Howell his true and lawful attorneys-in-fact and agents, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2007 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 1st day of February, 2008.

/s/ T. KIMBALL BROOKER
T. Kimball Brooker

Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Walter D. Bay and Douglas K. Howell his true and lawful attorneys-in-fact and agents, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2007 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 1st day of February, 2008.

/s/ GARY P. COUGHLAN
Gary P. Coughlan

Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Walter D. Bay and Douglas K. Howell her true and lawful attorneys-in-fact and agents, for her, and in her name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2007 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 1st day of February, 2008.

/s/ ILENE S. GORDON
Ilene S. Gordon

Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Walter D. Bay and Douglas K. Howell his true and lawful attorneys-in-fact and agents, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2007 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 1st day of February, 2008.

/s/ ELBERT O. HAND
Elbert O. Hand

Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Walter D. Bay and Douglas K. Howell his true and lawful attorneys-in-fact and agents, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2007 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 1st day of February, 2008.

/s/ DAVID S. JOHNSON
David S. Johnson

Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Walter D. Bay and Douglas K. Howell her true and lawful attorneys-in-fact and agents, for her, and in her name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2007 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 1st day of February, 2008.

/S/ KAY W. MCCURDY
Kay W. McCurdy

Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Walter D. Bay and Douglas K. Howell his true and lawful attorneys-in-fact and agents, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2007 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 1st day of February, 2008.

/s/ NORMAN L. ROSENTHAL
Norman L. Rosenthal

Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Walter D. Bay and Douglas K. Howell his true and lawful attorneys-in-fact and agents, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2007 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 1st day of February, 2008.

/s/ JAMES R. WIMMER
James R. Wimmer